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                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS


  We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated November 21, 1997 appearing on page F-2 of Vlasic Foods International Inc. Registration Statement on Form 10 (File No. 001-13933).


  Price Waterhouse LLP

  PRICE WATERHOUSE LLP
  Thirty South Seventeenth Street
  Philadelphia, Pennsylvania 19103

  March 18, 1998